Rule 497(e) File Nos. 333-38045 and 811-08443



                SALOMON BROTHERS VARIABLE SERIES FUNDS INC:
              SALOMON BROTHERS VARIABLE SMALL CAP GROWTH FUND


                                SUPPLEMENT
                         DATED AUGUST 13, 2002 TO
                            THE PROSPECTUS FOR
              SALOMON BROTHERS VARIABLE SMALL CAP GROWTH FUND
              AND THE STATEMENT OF ADDITIONAL INFORMATION FOR
                SALOMON BROTHERS VARIABLE SERIES FUNDS INC
                         EACH DATED APRIL 30, 2002




The following revises and supersedes, as applicable, the discussion contained under "More on the Fund's Investments - Additional Investments and Investment Techniques - Small Cap Growth Fund " and under "- Derivatives and Hedging Techniques" in the Prospectus for Salomon Brothers Variable Small Cap Growth Fund (the "Fund") and the information contained under "Investment Objectives and Investment Policies - Small Cap Growth Fund" in the Statement of Additional Information for Salomon Brothers Variable Series Funds Inc (the "Company").

The Fund may invest in derivative contracts, including futures contracts. While the Fund does not use derivatives as a primary investment technique, the Fund will not limit their use to hedging, and will use derivatives for a variety of purposes, including as a substitute for buying and selling securities and to increase its return as a non-hedging strategy.

FD02628